UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

Heliogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40209	85-4204953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 West Union Street
Pasadena, California 91103
(Address of Principal Executive Offices)

Registrant’s telephone number including area code: (626) 720-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HLGN	New York Stock Exchange
Warrants, each whole warrant exercisable for shares of Common stock at an exercise price of $11.50 per share	HLGN.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

2022 Annual Meeting of Stockholders

On July 19, 2022, Heliogen, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. As of May 23, 2022, the record date for the Annual Meeting, 189,127,092 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted on at the Annual Meeting, as well as the votes cast with respect to each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 7, 2022.

Proposal One: Election of Directors

The Company’s stockholders elected the two persons listed below as Class I directors, to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Phyllis Newhouse	110,031,279	3,437,262	15,677,889
Suntharesan Padmanathan	112,417,250	1,051,291	15,677,889

Proposal Two: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

Votes For	Votes Against	Abstentions
128,948,259	80,499	117,672

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heliogen, Inc.

/s/ Christiana Obiaya
Christiana Obiaya
Dated: July 21, 2022	Chief Financial Officer

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